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                                                                  EXHIBIT 10.18




                  AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

     This Amendment is dated as of January 17, 1997 by and among Packaged Ice, Inc., a Texas corporation (the "Corporation"), Norwest Equity Partners V, a Minnesota Limited Partnership, and The Food Fund II Limited Partnership (collectively, the "Investors.")

                              W I T N E S S E T H

     WHEREAS, the Investors purchased shares of the Corporation's $.01 par value common stock, (the "Common Stock") and Series A Convertible Preferred Stock ("Series A Preferred Stock") pursuant to a Stock Purchase Agreement dated as of September 20, 1995 (the "Stock Purchase Agreement"), which Stock Purchase Agreement is incorporated herein by reference; and

     WHEREAS, defined terms used herein shall have the meaning given to such terms in the Stock Purchase Agreement unless otherwise defined herein; and

     WHEREAS, Article 8 of the Stock Purchase Agreement grants the Investors the right of first refusal to purchase additional securities; and

     WHEREAS, on December 11, 1996 the Corporation issued promissory notes, bearing interest at a rate of 10% compounded monthly, convertible into Series B Convertible Preferred Stock of the Corporation to Norwest Equity Partners V, a Minnesota Limited Partnership, The Food Fund II Limited Partnership and Steven
P. Rosenberg in the aggregate amount of $750,000 (the "Notes"); and

     WHEREAS, the Corporation is desirous of issuing on or before May 31, 1997 at a price of not less than $6.07 per share an aggregate of up to 200,000 shares of Series B Convertible Preferred Stock with the powers, rights and preferences as are set forth in the Certificate of Resolution attached hereto as Exhibit A and incorporated herein by reference ("Series B Preferred Stock") to Norwest Equity Partners V, a Minnesota Limited Partnership, The Food Fund II Limited Partnership, and Steven P. Rosenberg, in exchange for cancellation of the Notes and forgiveness of accrued interest thereon and to other purchasers for cash (such issuance of the Notes, the shares of Series B Preferred Stock, and the subsequent issuance of shares of the Corporation's $.01 par value common stock upon conversion of the Series B Preferred Stock, shall hereinafter be referred to as the "Issuances"); and

     WHEREAS, the Company and the Investors are desirous of amending the Stock Purchase Agreement to modify the definition of New Securities to take into account the Issuances.

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, the parties hereto hereby agree as follows:

     1. The Stock Purchase Agreement is hereby amended by amending and restating Section 8.2 thereof as follows:

           "8.2 Definition of New Securities. "New Securities" shall mean any capital stock, any rights, options or warrants to purchase or subscribe for capital stock, and any securities or other instruments of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock; provided, however, that "New Securities" shall not include
      (i) securities offered and sold by the Company pursuant to a Public Offering (as

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      hereinafter defined); (ii) shares of the Company's Common Stock (or related options or rights) issued to the Company's employees and directors pursuant to a plan adopted by the Board of Directors; (iii) Common Stock issued by the Company upon the conversion of the Series A Preferred Stock or Series B Preferred Stock of the Company; and (iv) shares of the Company's capital stock issued in connection with any existing option or right listed on the Disclosure Schedule, stock split or stock dividend by the Company."

     2. Except as expressly amended hereby, the Stock Purchase Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

     3. This Amendment shall be effective when executed by the Company and all the Investors holding the Securities issued under the Stock Purchase Agreement.

     4. This Amendment shall be construed and enforced in accordance with the laws of the State of Texas.

     5. This Amendment may be executed in one or more counterparts, all of which shall together constitute a single agreement. A facsimile of this Amendment shall be deemed to be an original executed counterpart.

     Executed effective the day herein first written above.


                                        PACKAGED ICE, INC.


                                        By:
                                            --------------------------------


                             Signature Page Follows



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                                        INVESTORS:



THE INVESTORS:                          NORWEST EQUITY PARTNERS V,
                                        A MINNESOTA LIMITED PARTNERSHIP

                                        By: Itasca Partners V, L.L.P.,
                                            its General Partner

                                        By:
                                            ----------------------------------
                                        Name:
                                              --------------------------------
                                        Title:
                                              --------------------------------

                                        THE FOOD FUND II LIMITED PARTNERSHIP

                                        By:
                                               --------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                               --------------------------------







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